Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 347,034,511.13
Previously Paid Amount	0
Total Fee Amount	47,925.47
Total Offset Amount	0
Net Fee	$ 47,925.47